Exhibit 99.1 CoStar Group Stockholders Overwhelmingly Reelect Director Nominees and Support Say-on-Pay at Annual Meeting of Stockholders Arlington, VA – June 25, 2026 – CoStar Group, Inc. (NASDAQ: CSGP), a leading provider of online real estate marketplaces, information and analytics, today announced the results of its Annual Meeting of Stockholders (the "Annual Meeting") held on June 23, 2026. Stockholders approved all proposals presented at the meeting, including overwhelming support for all director nominees and approval of the Company’s advisory say-on-pay proposal. ““Earlier this year, our Board, including three new directors, unanimously approved our plan to deliver revenue growth and prioritize EBITDA margin expansion. We then communicated our strategic priorities and long-term objectives in face-to-face meetings with over 500 stockholders. The overwhelming stockholder support for our directors reflects their confidence in our strategy and the considerable opportunities ahead for CoStar Group,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “Our focus remains on delivering exceptional value to the millions of real estate professionals, property owners and consumers who rely on our platforms every day. By continuing to invest in innovation, expand our market-leading platforms and scale transformative technologies such as Homes Ai and Apartments.com Ai, we are helping our clients make better decisions, operate more efficiently and achieve stronger outcomes. As we build on our momentum, we believe that creating greater value for our clients will drive long-term growth and sustainable returns for our stockholders.” Results for the Election of Directors Director % Votes For Andrew C. Florance 99.46% Louise S. Sams 93.92% John L. Berisford 98.24% Angelique G. Brunner 98.20% Rachel C. Glaser 99.34% John W. Hill 98.12% Christine M. McCarthy 99.50% Robert W. Musslewhite 94.76% Advisory Vote to Approve Executive Compensation In 2025, CoStar Group’s Board Chair and Compensation Committee Chair led the outreach to and engagement with our Top 50 stockholders representing 77% of our outstanding shares regarding governance and executive compensation matters. Following this extensive engagement, our Compensation Committee recommended, and our Board unanimously approved, a redesigned executive compensation program for 2026 featuring more rigorous and quantitative goals, enhanced transparency, and a simplified structure, to further align executive compensation with long-term stockholder value. In 2026, our Board Chair and Compensation Committee Chair also led the continuing engagement with our Top 50 stockholders to explain the new program. As a result, stockholders approved the advisory say-on-pay proposal regarding the compensation of the Company’s named executive officers.

Exhibit 99.1 Proposal % Votes For Advisory Vote to Approve Executive Compensation 71.38% Final voting results for all matters voted on at the Annual Meeting can be found in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission. About CoStar Group CoStar Group (NASDAQ: CSGP), an S&P 500 company, is a global leader in commercial real estate information, analytics, online marketplaces, and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; Homes.com, the fastest-growing residential real estate marketplace; and Domain, one of Australia’s leading property marketplaces. CoStar Group’s industry-leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible; STR, a global leader in hospitality data and benchmarking; Ten-X, an online platform for commercial real estate auctions and negotiated bids; and OnTheMarket, a leading residential property portal in the United Kingdom. CoStar Group’s websites attracted 131 million average monthly unique visitors in the first quarter of 2026, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar Group's plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “likely,” “might,” “believe,” “expect,” “observe,” “consider,” “think,” “intend,” “envision,” “will,” “should,” “could,” “would,” “plan,” “target,” “goal,” “estimate,” “predict,” “continue,” “commit,” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: the risks related to artificial intelligence products such as Homes Ai and Apartments.com Ai; our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject

Exhibit 99.1 to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to realize the benefits of the acquisitions of Matterport, LLC (“Matterport”) and Domain Holdings Australia Pty Limited; the inability of third-party suppliers upon which Matterport relies to fulfill its needs; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate-related events and other events beyond our control; the effects related to attention to climate-related risks and opportunities; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to open source software; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy or data protection laws, regulations, or standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; the risks related to return on investment; and the risks related to the specific timing, price, and size of repurchases under the Stock Repurchase Program, including that the Stock Repurchase Program may be suspended or discontinued at any time at the Company’s discretion. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission (the “SEC”), including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Media Contact: Matthew Blocher CoStar Group (202) 346-6775 mblocher@costar.com Investor Relations: Rich Simonelli Head of Investor Relations CoStar Group (973) 896-8184 getrich@costar.com